Exhibit 10.19

FIFTH AMENDMENT TO

PURCHASE AND SALE AGREEMENT

This Fifth Amendment to Purchase and Sale Agreement (“Fifth Amendment”) is executed as of the 12th day of October, 2011 by and between EQUASTONE PALISADES I, LLC, EQUASTONE PALISADES II, LLC, EQUASTONE PALISADES III, LLC, EQUASTONE GREENWAY I, LLC, EQUASTONE GREENWAY IA, LLC and EQUASTONE GREENWAY II, LLC (collectively, the “Sellers”) and JP REALTY PARTNERS, LTD., a Texas limited partnership (“Purchaser”) and constitutes a part of that certain Purchase and Sale Agreement between the parties dated August 4, 2011, as amended (the “Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

1.      Section 3.1 of the Agreement is hereby amended to delete the second sentence and to add the following in its place:

“Within two (2) business days after the earlier to occur of (i) one (1) business day after the completion of the 3-14 Audit (as defined in Section 11 of the Fourth Amendment) or (ii) October 21, 2011 (the “3-14 Audit Deadline”), the Purchaser shall deposit the Increased Earnest Money with the Escrow Agent.”

2.      Except as expressly set forth above, Purchaser and Sellers, by the execution hereof, hereby acknowledge that the Agreement remains in full force and effect.

3.      This Fifth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement. Any signature page of this Fifth Amendment may be detached from any counterpart of this Fifth Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Fifth Amendment identical in form hereto but having attached to it one or more additional signature pages.

4.      Facsimile copies of this Fifth Amendment or copies of this Fifth Amendment delivered by electronic mail as a Portable Document Format (Adobe Acrobat) (also known as a PDF) attachment to such electronic mail, shall be considered for all purposes as originals and binding on the parties that executed them.

[SIGNATURES ON FOLLOWING PAGE]

SELLERS:

EQUASTONE PALISADES I, LLC,

By:	/s/ Kirk Cypel
Kirk Cypel, CEO

EQUASTONE PALISADES II, LLC,

By:	/s/ Kirk Cypel
Kirk Cypel, CEO

EQUASTONE PALISADES III, LLC,

By:	/s/ Kirk Cypel
Kirk Cypel, CEO

EQUASTONE GREENWAY I, LLC,

By:	/s/ Kirk Cypel
Kirk Cypel

EQUASTONE GREENWAY IA, LLC,

By:	/s/ Kirk Cypel
Kirk Cypel, CEO

EQUASTONE GREENWAY II, LLC,

By:	/s/ Kirk Cypel
Kirk Cypel, CEO

PURCHASER:

JP REALTY PARTNERS, LTD., a Texas limited partnership

By:	Trevmar, LLC,
General Partner

	By:	/s/ Mark D. Jordan
Mark D. Jordan, President

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